AMENDMENT NUMBER SEVEN
                                       TO
                            AVONDALE INDUSTRIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


         WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985, said Plan has been amended from time to time, said Plan was amended and restated on December 28, 1994 effective January 1, 1989;

         WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

         WHEREAS, it is desirable to amend the Plan to revise the Plan's tender offer provisions;

         NOW, THEREFORE, as authorized by Section 7.1, the Plan is hereby amended, effective December 1, 1998, as follows:


         Section 7.1 of Article X, Time of Payment is amended to add the following after the third paragraph:

                  Notwithstanding the foregoing paragraphs, in the case of a non-highly compensated Participant who has terminated employment (other than by reason of death, Disability, Early Retirement Age or Normal Retirement Age), the payment of his Vested Interest shall be made in connection with the settlement of a bona fide lawsuit concerning such Participant's employment. The payment shall be made, or commence, as soon as administratively practicable following the settlement.


         IN WITNESS WHEREOF, Avondale Industries, Inc. has caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 30th day of December, 1998.

ATTEST                                      AVONDALE INDUSTRIES, INC

RONALD E. BAILEY                            BY: /S/ THOMAS M. KITCHEN
----------------                                ----------------------------
(Corporate Seal)                                Thomas M. Kitchen, Secretary

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                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF JEFFERSON

         BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Seven to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                                          /S/ THOMAS M. KITCHEN
                                                          ---------------------
                                                              Thomas M. Kitchen



SWORN TO AND SUBSCRIBED
BEFORE ME THIS 30TH DAY
OF DECEMBER, 1998.


A. BLOMKALNS
------------
NOTARY PUBLIC
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